UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 17, 2025

Conagra Brands, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7275	47-0248710
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

222 W. Merchandise Mart Plaza,
Suite 1300
Chicago, Illinois		60654
(Address of principal executive offices)		(Zip Code)

(312) 549-5000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $5.00 par value	CAG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On September 17, 2025, the Company held its Annual Meeting of Shareholders. The final voting results for the matters brought before that meeting are set forth below:

1.Election of Directors

The Company’s shareholders voted to elect the following eleven (11) nominees to serve as directors of the Company until their term expires at the Company’s 2025 Annual Meeting of Shareholders and until their respective successors are elected and qualified. The voting results were as follows:

	For	Against	Abstain	Broker Non-Votes
Anil Arora	356,257,205	6,356,244	1,579,257	54,529,577
Thomas “Tony” K. Brown	348,036,394	14,628,303	1,528,009	54,529,577
Emanuel “Manny” Chirico	360,494,500	2,878,589	819,617	54,529,577
Sean M. Connolly	358,969,654	4,437,489	785,563	54,529,577
George Dowdie	360,544,572	2,350,970	1,297,164	54,529,577
Francisco J. Fraga	361,169,036	2,204,821	818,849	54,529,577
Richard H. Lenny	334,786,237	28,637,556	768,913	54,529,577
Melissa Lora	352,960,403	10,494,256	738,047	54,529,577
Ruth Ann Marshall	339,764,276	22,916,591	1,511,839	54,529,577
Denise Paulonis	355,952,351	6,973,923	1,266,432	54,529,577

2.Advisory Vote to Approve Named Executive Officer Compensation

The Company’s shareholders did not approve, on a non-binding, advisory basis, the Company’s named executive officer compensation. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
321,898,549	40,919,490	1,374,667	54,529,577

3.Ratification of the Appointment of KPMG LLP as the Company’s Independent Auditor for Fiscal 2026

The Company’s shareholders voted to ratify the appointment of KPMG LLP as the Company’s independent auditor for fiscal 2026. The voting results were as follows:

For	Against	Abstain
396,411,569	21,145,769	1,164,945

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONAGRA BRANDS, INC.

By:	/s/ Carey Bartell
Name:	Carey Bartell
Title:	Executive Vice President, General Counsel and Corporate Secretary

Date: September 22, 2025